Exhibit 1

                             JOINT FILING AGREEMENT

                  THIS JOINT FILING AGREEMENT (the "Agreement") is made and entered into as of this 14th, day of February, 2003 by and among Inversiones Costa Verde Limitada y Compania en Comandita por Acciones, Inversiones Costa Verde Limitada, Inversiones Santa Cecilia S.A., Inmobiliaria e Inversiones Asturias S.A., Bancard S.A., Bancorp S.A., Inversiones Santa Blanca S.A., Comercial Los Lagos Limitada, Juan Jose Cueto Plaza, Ignacio Cueto Plaza, Enrique Cueto Plaza, Axxion S.A., Sebastian Pinera Echenique, Magdalena Maria Pinera Morel, Maria Cecilia Pinera Morel, Sebastian Pinera Morel, Cristobal Pinera Morel and Ramon Eblen Kadis.

                  The parties to this Agreement hereby agree to prepare jointly and file timely (or otherwise to deliver as appropriate) all filings on schedules 13D and 13G ("13D and 13G Filings") required to be filed by them pursuant to sections 13(d) and 13(g) under the Securities Exchange Act of 1934, as amended, with respect to their respective ownership of the common shares of Lan Chile S.A. and other securities representing, or convertible into, such shares. Each party to this Agreement further agrees and covenants to the other parties that it will fully cooperate with such other parties in the preparation and timely filing (and other delivery) of all 13D and 13G Filings.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.




                                    INVERSIONES COSTA VERDE LIMITADA Y
                                    COMPANIA EN COMANDITA POR ACCIONES
February 14, 2003
                                    By:  /s/ ENRIQUE CUETO PLAZA
                                    ----------------------------
                                             Name:   Enrique Cueto Plaza
                                             Title:  Legal Representative


                                    INVERSIONES COSTA VERDE LIMITADA

February 14, 2003                   By:  /s/ ENRIQUE CUETO PLAZA
                                    -------------------------------------
                                             Name:   Enrique Cueto Plaza
                                             Title:  Legal Representative



February 14, 2003                   By:  /s/ ENRIQUE CUETO PLAZA
                                       -------------------------
                                             Enrique Cueto Plaza



February 14, 2003                   By:  /s/ JUAN JOSE CUETO PLAZA
                                       ---------------------------
                                             Juan Jose Cueto Plaza



February 14, 2003                   By:  /s/ IGNACIO CUETO PLAZA
                                       -------------------------
                                             Ignacio Cueto Plaza


                                    INMOBILIARIA E INVERSIONES ASTURIAS S.A.

February 14, 2003                   By:  /s/  ENRIQUE CUETO PLAZA
                                    -------------------------------------
                                             Name:   Enrique Cueto Plaza
                                             Title:  Legal Representative


                                    INVERSIONES SANTA CECILIA S.A.

February 14, 2003                   By:  /s/ SEBASTIAN PINERA ECHENIQUE
                                       --------------------------------
                                             Name:   Sebastian Pinera Echenique
                                             Title:  Legal Representative


                                    AXXION S.A.

February 14, 2003                   By:  /s/ SEBASTIAN PINERA ECHENIQUE
                                       --------------------------------
                                             Name:   Sebastian Pinera Echenique
                                             Title:  Legal Representative



February 14, 2003                   By:  /s/ SEBASTIAN PINERA ECHENIQUE
                                       --------------------------------
                                             Sebastian Pinera Echenique


                                    MAGDALENA MARIA PINERA MOREL

February 14, 2003                   By:  /s/ SEBASTIAN PINERA ECHENIQUE
                                       --------------------------------
                                             Name:  Sebastian Pinera Echenique
                                             Title:  Legal Representative


                                    MARIA CECILIA PINERA MOREL

February 14, 2003                   By:  /s/ SEBASTIAN PINERA ECHENIQUE
                                       --------------------------------
                                             Name:  Sebastian Pinera Echenique
                                             Title: Legal Representative


                                    SEBASTIAN PINERA MOREL

February 14, 2003                   By:  /s/ SEBASTIAN PINERA ECHENIQUE
                                       --------------------------------
                                             Name:  Sebastian Pinera Echenique
                                             Title: Legal Representative



                                    CRISTOBAL PINERA MOREL

February 14, 2003                   By:  /s/ SEBASTIAN PINERA ECHENIQUE
                                       --------------------------------
                                             Name:  Sebastian Pinera Echenique
                                             Title: Legal Representative


                                    BANCARD S.A.

February 14, 2003                   By:  /s/ SEBASTIAN PINERA ECHENIQUE
                                       --------------------------------
                                             Name:  Sebastian Pinera Echenique
                                             Title: Legal Representative


                                    BANCORP S.A.

February 14, 2003                   By:  /s/ SEBASTIAN PINERA ECHENIQUE
                                       --------------------------------
                                             Name: Sebastian Pinera Echenique
                                             Title: Legal Representative

                                    INVERSIONES SANTA BLANCA S.A.

February 14, 2003                   By:  /s/ RAMON EBLEN KADIS
                                       -----------------------
                                             Name:  Ramon Eblen Kadis
                                             Title: Legal Representative

                                    COMERCIAL LOS LAGOS LIMITADA

February 14, 2003                   By:  /s/ RAMON EBLEN KADIS
                                       -----------------------
                                             Name:  Ramon Eblen Kadis
                                             Title: Legal Representative


February 14, 2003                   By:  /s/ RAMON EBLEN KADIS
                                       -----------------------
                                               Ramon Eblen Kadis